SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   -----------


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 26, 2001


                                GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     VERMONT                                    03-0127430
(STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION)                      (I.R.S.
EMPLOYER  IDENTIFICATION  NUMBER)


                                          1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)













Item  5.  Other  Events-Announcement  of  Union  Vote  to  End  Strike

COLCHESTER, VT -- Green Mountain Power Corporation (NYSE: GMP) announced Friday that its 101 union employees voted to ratify a new contract, thus ending the strike that began January 4, 2001.

     The contract ratification followed an agreement worked out Tuesday during 10 hours of negotiations with a federal mediator.

     "We are very pleased that the union members accepted the contract and will be returning to work. The new agreement enhances benefits to employees, while giving us flexibility necessary to improve service to customers. We welcome our 101 employees back and look forward to working together again to serve our customers," said Christopher L. Dutton, President and Chief Executive Officer of Green Mountain Power.

     The contract ratified Friday by Local 300 of the International Brotherhood of Electrical Workers provides for wage increases of 3 percent, 3.5 percent and 4 percent over three years; allows the Company to establish two second-shift crews to provide faster service in the late afternoon and evening hours; provides the opportunity for the Company to offer voluntary 10-hour/4-day work weeks; and gives union employees healthcare benefits with at least 90 percent of the cost paid by the Company.

     The creation of the second-shift crews was one of the more difficult issues in contract negotiations. Under the provisions ratified by the members, the second shift will work from 11:30 a.m. until 8:00 p.m. at an increased premium pay rate. The positions would first be posted, but if there are no volunteers, it would be staffed by employees who are scheduled to be on-call for that particular week.

     "We are pleased to have found a way to operate a second shift crew that accommodates the concerns of both parties. Improving our response time to trouble calls in the late afternoon and early evening hours is an important component of our overall focus on providing better customer service," said Mr. Dutton.

     All  workers  are  expected  to  return  to  work  on  Monday.

     For further information, please contact Dorothy Schnure, Manager, Corporate Communications for Green Mountain Power at 802-655-8418.

Item  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable

     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
-----------------------------------
                                         Registrant

By  _______________________
NANCY ROWDEN BROCK, VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND CORPORATE SECRETARY

BY  _______________________
ROBERT  J.  GRIFFIN,  CONTROLLER

DATED:  January  26,  2001





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